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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  INTEGRATED TRANSPORTATION NETWORK GROUP INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                    13-3993618
----------------------------------------    ------------------------------------
(State of Organization or Incorporation)    (I.R.S. Employer Identification No.)


     575 Lexington Avenue, Suite 410
           New York, New York                                10022
----------------------------------------                   ----------
(Address of Principal Executive Offices)                   (Zip Code)


         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box. [X]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is to become effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: Registration No. 333-47879.
         ---------------------------

         Securities to be registered pursuant to Section 12(b) of the Act:


                                             Name Of Each Exchange On Which Each
Title Of Each Class To Be So Registered           Class Is To Be Registered
---------------------------------------      -----------------------------------
Common Stock, par value $0.01 per share         American Stock Exchange, Inc.


         Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1:           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  The information set forth in the Prospectus contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-47879) filed June 29, 1998, as amended (the "Registration Statement") beneath the caption "Description of Capital Stock", is incorporated herein by reference and made a part hereof.

ITEM 2:           EXHIBITS
                  Not Applicable



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  INTEGRATED TRANSPORTATION NETWORK GROUP INC.


                                  BY:            /S/ ANDREW LEE
                                     ------------------------------------------
                                               Andrew Lee, President


Dated:   April 29, 1999







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